PRUDENTIAL INVESTMENT PORTFOLIOS 3

PGIM Real Assets Fund

Supplement dated June 18, 2026, to the Summary Prospectus, Prospectus and

Statement of Additional Information, each dated February 18, 2026

The Board of Trustees of Prudential Investments Portfolios 3 (the “Trust”), of which PGIM Real Assets Fund (the “Fund”) is a series, has determined after consideration of various factors that it is in the best interests of the Fund’s shareholders for the Fund to cease operations. Accordingly, the Trust has approved a proposal to liquidate all of the assets of the Fund and redeem any outstanding shares of the Fund on the liquidation date.

The Fund liquidation is expected to occur at the close of business on or about October 21, 2026, and the Fund’s transfer agent will make remittances to shareholders as soon as practicable thereafter. Fund shareholders will receive payment equivalent to the net asset value of their shares as of the liquidation date (i.e., the redemption date). The Fund reserves the right to implement and effect the liquidation of the Fund earlier than the expected liquidation date, or to postpone the liquidation to a later date, if it is determined that it would be in the best interests of the Fund and its shareholders to do so. The liquidation date may be changed without notice at the discretion of the Trust’s officers.

Fund shareholders may exchange their shares for shares of certain other PGIM mutual funds in accordance with the terms of the Fund’s prospectus at any time prior to the Fund’s liquidation. Fund shares held on the liquidation date in Prudential Mutual Fund Services Individual Retirement Accounts (“IRAs”) will be exchanged for shares of PGIM Government Money Market Fund to avoid penalties that may be imposed on holders of IRAs under the Internal Revenue Code if such Fund shares were redeemed in cash.

In preparation for the liquidation, effective on or about July 6, 2026, the Fund will be closed to most purchases and exchanges, except for dividend and capital gain reinvestments and certain recurring investments through retirement plans. For accounts held directly with the Fund, if you are enrolled in an employee savings plan account, payroll deduction account or automatic investment plan that includes the Fund as a periodic investment and such account or plan has not been updated to direct investments to another fund or account, your new purchases will be directed to the PGIM Government Money Market Fund purchase class (Class A or Class Z).

Any contingent deferred sales charge (“CDSC”) that would otherwise be applicable to a shareholder of the Fund will be waived at the time of the liquidation. You may be subject to federal, state, local or foreign taxes on redemptions of Fund shares. You should consult your tax adviser for information regarding all tax consequences applicable to your investments in the Fund.

If you are subject to federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences of the liquidation.

The Fund will depart from its stated investment objective and policies as it intends to convert all of its portfolio securities to cash or cash equivalents until it is liquidated on the liquidation date (or for a period prior to the liquidation date). Dividends paid by the Fund may continue to be reinvested until the liquidation date. All costs associated with the liquidation will be borne by the Fund.

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